SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934


        Date of Report (Date of earliest event reported): August 10, 2004


                               City Network, Inc.
               (Exact name of registrant as specified in charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


       001-31954                                           98-0467944
(Commission File Number)                       (IRS Employer Identification No.)


6F-3, No. 16, Jian Ba Road, Jhonghe City
    Taipei County, 235, Taiwan, ROC                           N/A
(Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code: 011-886-2-8226-5566
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ITEMS 1.01 AND 3.02 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; UNREGISTERED
SALES OF EQUITY SECURITIES.

     On August 10, 2005, City Network, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Highgate House Funds, Ltd. ("Highgate House"), a Securities Equity Distribution Agreement with Cornell Capital Partners, L.P. ("Cornell Capital"), an affiliate of Highgate House, and the related agreements further described below.

     Under the terms of the Securities Purchase Agreement, the Company will issue secured convertible debentures (the "Notes") in the aggregate principal amount of $250,000 to Highgate House. $125,000 in principal amount of the Notes will be issued upon the first closing date of the Securities Purchase Agreement (the "First Closing Date"). $125,000 in principal amount of the Notes will be issued at a later closing date, prior to the filing of a registration statement pursuant to the Highgate House Registration Rights Agreement, dated August 10, 2005, entered into by the Company and Highgate House and described below (the "Registration Statement"). The Company expects to hold the First Closing Date within one week of its entry into the Securities Purchase Agreement.

     The Notes mature on the six month anniversary of their respective issuance date. A 20% redemption premium on the principal amount of the Notes is due on their respective maturity dates. Additionally, an annual interest rate of 7% (calculated on the basis of a 360-day year) accrues on the outstanding principal amount of the Notes. The Company may prepay any portion of the Notes prior to their maturity date, but the redemption premium will apply to any early payments.

     The Notes will be secured by substantially all of the assets of the Company and its direct and indirect wholly-owned subsidiaries, City Technology, Inc., City Network, Inc.--Taiwan and City Construction Co., Ltd. (collectively, the "Subsidiaries"), pursuant to security agreements, dated August 10, 2005, entered into by and between Highgate House and each of the Company and the Subsidiaries. The Company is pledging 4,445,455 shares (the "Pledged Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), to secure the Notes, pursuant to a Pledge and Escrow Agreement, dated August 10, 2005, entered into by and among Highgate House, the Company and David Gonzalez, Esq., as escrow agent. If released to Highgate House, the Pledged Shares will be subject to registration rights.

     Upon the maturity of the Notes or in the case of an event of default on the Notes, the aggregate principal amount of the Notes may be converted, at Highgate House's option, into 946,970 shares (the "Conversion Shares") of Common Stock. Each Conversion Share issued to Highgate House decreases one-for-one the number of Pledged Shares available to Highgate House.

     The number of shares comprising the Pledged Shares and Conversion Shares were calculated based on the average closing bid price of the Common Stock prior

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to the singing of the documents. The value of the Pledged Shares equals approximately four times the aggregate principal amount of all Notes to be issued under the Securities Purchase Agreement. The value of the Conversion Shares equals the aggregate principal amount of all Notes to be issued under the Securities Purchase Agreement.

     In connection with the issuance of the Notes, and as consideration for Highgate House's entry in the Securities Purchase Agreement, the Company is issuing on the First Closing Date a warrant (the "Warrant") to Highgate House, exercisable for $25 to purchase 25,000 shares of Common Stock (the "Warrant Shares"), subject to adjustments as provided for in the Warrant and with piggyback registration rights. The Warrant expires on the third anniversary of its issuance date.

     Simultaneously with its entry into the Securities Purchase Agreement, the Company entered into the Standard Equity Distribution Agreement (the "SEDA") whereby the Company may, over twenty-four months after the date of the agreement, issue and sell Common Stock to Cornell Capital in $300,000 installments (each an "Advance") totaling up to $15,000,000, subject to the terms of the SEDA. The Common Stock to be issued and sold to Cornell Capital under the SEDA will be at 98% of the volume weighted average price of the Common Stock for the five trading days following the Company's request for an Advance.

     The Company's ability to issue and sell Common Stock pursuant to the SEDA remains subject to, and the Company intends to obtain, (1) the effectiveness of a registration statement covering such shares of Common Stock, (2) stockholder approval of the issuance of such shares of Common Stock, and (3) approval by the American Stock Exchange for the additional listing of such shares of Common Stock.

     As consideration for Cornell Capital's entry into the SEDA, the Company is issuing an aggregate of 1,886,364 shares (the "Compensation Shares") of Common Stock to Cornell Capital, which shares shall have piggyback registration rights. 977,273 shares of Compensation Shares shall be issued to Cornell Capital on the First Closing Date, and the remaining 909,091 shares of Compensation Shares shall be reserved by the Company and issued to Cornell only after the Company obtains stockholders approval of the issuance of Common Stock under the SEDA.

     In connection with the SEDA, the Company entered into a Placement Agent Agreement, dated August 10, 2005, with Monitor Capital, Inc. ("Monitor Capital"), as placement agent for the shares of Common Stock to be issued under the SEDA. Monitor Capital receives, as compensation, on the First Closing Date 44,455 shares of Common Stock (the "Placement Agent Shares"), which shares have piggyback registration rights.

     The number of shares comprising the Compensation Shares and Placement Agent Shares were calculated based on the average closing bid price of the Common Stock prior to the singing of the SEDA and the Placement Agent Agreement. The value of the Compensation Shares totals $415,000 of Common Stock in the aggregate, of which $200,000 will be deferred as described above. The value of the Placement Agent Shares totals $10,000 of Common Stock.

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     Under the Registration Rights Agreement, the Company is required to file a registration statement under the Securities Act of 1933, as amended, registering the Conversion Shares, the Warrant Shares, and the Compensation Shares. If such registration statement is not filed within thirty-five days of the date of the Registration Rights Agreement or is not declared effective by the Securities and Exchange Commission within 90 days of the filing of such registration statement, then the Company shall pay liquidated damages in an amount equal to two percent (2%) of the liquidated value of the Notes for each 30 days delay. The liquidated damages are payable in cash or Common Stock, at Highgate House's option.

     The aggregate number of shares of Common Stock to be issued pursuant to the Securities Purchase Agreement, the SEDA, the Notes, the Warrant, the Registration Rights Agreement and the Placement Agent Agreement may not equal or exceed 5,500,000 shares in the aggregate, or 20% of the Company's currently issued and outstanding shares.

     None of the Company or its affiliates has any material relationships with Highgate House, Cornell Capital or Monitor Capital, other than in respect of the agreements described in this Current Report on Form 8-K.

     The shares described above are being issued in a transaction not involving a public offering and were issued without registration in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CITY NETWORK, INC.


                                     By: /s/ Tiao-Tsan Lai
                                        ---------------------------------------
                                     Name:  Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer

Dated: August 16, 2004

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